UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 27, 2011, Level 3 Communications, Inc. (the “Company” or “Level 3”) filed with the Securities and Exchange Commission an amendment to its Current Report on Form 8-K filed on October 6, 2011 (as amended, the “Initial Form 8-K”) in connection with the completion on October 4, 2011 of the transactions contemplated by the Agreement and Plan of Amalgamation, dated as of April 10, 2011, by and among the Company, Apollo Amalgamation Sub, Ltd., a Bermuda exempted limited liability company and a wholly owned subsidiary of the Company, and Global Crossing Limited, a Bermuda exempted limited liability company (“Global Crossing”). The Initial Form 8-K presented (i) the audited consolidated financial statements of Global Crossing as of December 31, 2010 and 2009, and for each of the three years ended December 31, 2010, (ii) the unaudited condensed consolidated financial statements of Global Crossing as of June 30, 2011 and December 31, 2010 and for the periods ended June 30, 2011 and 2010 and (iii) the unaudited pro forma condensed combined financial statements of Level 3 as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010 giving effect to the Global Crossing acquisition, each as required by Items 9.01(a) and 9.01(b) of Form 8-K. On January 10, 2012, the Company filed a Current Report on Form 8-K to update the financial information in the Initial Form 8-K by presenting (i) the audited consolidated financial statements of Global Crossing as of December 31, 2010 and 2009, and for each of the three years ended December 31, 2010, (ii) the unaudited condensed consolidated financial statements of Global Crossing as of September 30, 2011 and December 31, 2010 and for the periods ended September 30, 2011 and 2010 and (iii) the unaudited pro forma condensed combined financial statements of Level 3 as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010 giving effect to the Global Crossing acquisition.

This Current Report on Form 8-K updates the financial information in the Initial Form 8-K by presenting (i) the audited consolidated financial statements of Level 3 as at December 31, 2011 and 2010, and for each of the three years ended December 31, 2011, and (ii) the unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2011, giving effect to the Global Crossing acquisition.

Item 9.01. Financial Statements and Exhibits

(a)                 Financial Statements of Business Acquired

The audited consolidated financial statements of Level 3 as of December 31, 2011 and 2010, and for each of the three years ended December 31, 2011, are incorporated in this Item 9.01(a) by reference.

(b)                 Pro Forma Financial Information

The unaudited pro forma condensed combined financial statement of Level 3 for the year ended December 31, 2011, giving effect to the Global Crossing acquisition, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(c)                  Shell Company Transactions

Not applicable.

(d)                 Exhibits

99.1

Audited consolidated financial statements of Level 3 Communications, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 (Incorporated by reference to the Form 10-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on February 28, 2012).

99.2	Unaudited pro forma condensed combined financial statement of Level 3 Communications, Inc. for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: March 22, 2012

Exhibit Index

Exhibit	Description

99.1

Audited consolidated financial statements of Level 3 Communications, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to the Form 10-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on February 28, 2012).

99.2	Unaudited pro forma condensed combined financial statement of Level 3 Communications, Inc. for the year ended December 31, 2011.